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                                                                    EXHIBIT 10.4

                   AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                   -----------------------------------------


          THIS AGREEMENT (the "Agreement") is made as of September 5, 1996,
                               ---------
between COINMACH CORPORATION, a Delaware corporation (together with its successors and assigns, the "Company"), and JOHN E. DENSON ("Executive").
                             -------                         ---------

          Executive entered into an Employment Agreement, dated as of August 4, 1995, with Solon Automated Services, Inc. The Company and Executive desire to terminate such Employment Agreement and entered into this Agreement.

                                _______________

          In consideration of the mutual promises and agreements contained in this Agreement, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.     Employment.
                 ----------

          (a) Term.  The Company agrees to employ Executive and Executive
              ----
accepts such employment, for the period from the date hereof until the first anniversary of the date hereof, unless such employment is otherwise terminated
(i) at the will of Executive, upon no less than 30 days notice to the Company; or (ii) at the will of the Chief Executive Officer (the "CEO") or in the discre-
                                                         ---
tion of the Company's Board of Directors (the "Board"), upon no less than 30
                                               -----
days notice to Executive. At the end of such period, this Agreement shall automatically renew for additional successive one (1) year terms, on substantially the same terms and conditions as contained herein, unless the Company provides Executive with written notice of its intent to terminate this Agreement at the will of the CEO or in the discretion of the Board at least 90 days prior to termination of such one year period. The period from the commencement of the term of this Agreement to the date of its termination, after giving effect to any renewal, shall be considered to be the "Employment Period"
                                                             -----------------
hereunder.

          (b) Duties.  During the Employment Period, Executive shall serve as a
              ------
Senior Vice President of the Company and shall have the normal duties, responsibilities and authority assigned to him by the Board or CEO, in their reasonable discretion, and the Company's by-laws. Executive shall devote his full time and effort, energies and abilities to the proper and efficient performance of such duties and responsibilities.

          (c) Salary, Bonus and Benefits.
              --------------------------

          (i) Salary.  During the Employment Period, the Company will pay
              ------
Executive a base salary (the "Annual Base Salary") as the Board may designate
                              ------------------
from time to time, for the period beginning as of the date hereof until December 31, 1996, at the

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rate of $125,000 per annum, and from January 1, 1997, until the termination of the Employment Period, at the rate of $110,000 per annum, which amount shall be reviewed each December by the Board in its sole discretion. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year.

          (ii) Bonus.  The Executive will be entitled to receive annual bonus
               -----
compensation at the end of each calendar year, which bonus compensation shall be based upon Executive's performance during each such calendar year and shall be granted by the CEO or Board in their reasonable discretion.

          (iii) Benefits.  During the Employment Period, Executive will be
                --------
entitled to benefits, including the use of an automobile, in each case consistent with past practices as well as to such other benefits approved by the Board and made available to the Company's senior management, in each case, as such benefits may be adjusted by the Board from time to time in its sole discretion.

          (iv) Expenses.  The Company shall reimburse Executive for all
               --------
reasonable expenses actually incurred by Executive, and accounted for and evidenced in accordance with the standard policies, practices or procedures regarding expense reimbursement that the Company may establish from time to time. Executive shall be reimbursed for all reasonable expenses relating to any relocation of Executive and his family pursuant to the Company's relocation policy as in effect on the date of such relocation.

          (v) Deductions and Withholding.  All amounts payable or which become
              --------------------------
payable hereunder shall be subject to any deductions authorized by Executive, any set-off or reimbursement deemed appropriate by the Company and permitted by law, and all deductions and withholding authorized by law.

          (d) Severance.  If this Agreement is terminated by the Company, for
              ---------
any reason other than for Cause, Executive shall be entitled to receive severance pay in an amount equal to the greater of $110,000 or his Annual Base Salary then in effect, in either case payable in equal bi-weekly installments over one year. If Executive is terminated for Cause, Executive shall not be entitled to any severance pay under this Agreement. Each such severance payment payable hereunder shall commence upon the execution by the Company and Executive of a mutual release of the parties' respective rights, duties, privileges and obligations hereunder other than those rights, duties, privileges and obliga-tions which are contemplated to continue beyond the Employment Period, which release the parties hereby agree to use their reasonable good faith efforts to secure.

          (e) Effect of Termination on Bonuses and Benefits.  All of Executive's
              ---------------------------------------------
rights to fringe benefits and bonuses hereunder (if any) which accrue after the termination of the Employment

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Period shall, except as otherwise provided by law, cease upon such termination and except with respect to any bonus or other compensation earned but unpaid at the time of termination; provided, however, that Executive shall continue to be
                         --------  -------
entitled to medical benefits consistent with those provided to Executive prior to termination during the period that severance payments are being made to Executive pursuant to Section 1(d) herein. The Company may offset the amounts of any outstanding loans, advances or other disbursements made to or on behalf of the Executive by the Company against any amounts the Company owes Executive hereunder for severance pay, benefits, bonuses or other items.

          2.  Confidential Information.  Executive acknowledges that the
              ------------------------
information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company, its Subsidiaries and its Affiliates will be the property of such entities. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for the account of any person other than the Company, its Subsidiaries and Affiliates any such information, observations or data including, without limitation, any business secrets or methods, policies, manuals or instructions, reports, location lists, landlord lists, lists of names of customers or suppliers, personnel information, pricing information or any other confidential or proprietary information of the Company, its Subsidiaries and its Affiliates (whether or not patented, copyrighted or otherwise protected under applicable law) (collectively, "Confidential Information") without the
                                      -------------------------
Board's or CEO's prior written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act and except as required by law or legal process. Executive agrees to deliver to the Company, at the termination of the Employment Period, or at any other time the Company may request, all Confidential Information, memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company, its Subsidiaries and Affiliates, and all location lists, landlord lists, acquisition prospects, lists and contact information which he may then possess or have under his control.

          3.     Noncompetition and Nonsolicitation
                 ----------------------------------

          (a) Noncompetition.  Executive acknowledges that in the course of his
              --------------
employment with the Company he will become familiar with the Company's and its Subsidiaries' and Affiliates' (collectively, the "Coinmach Group") trade
                                                  --------------
secrets and with other confidential information concerning the Coinmach Group, and that his services will be of special, unique and extraordinary value to the Coinmach Group. Therefore, Executive agrees that, during the Employment Period and for one year thereafter (the "Noncompete Period"), he shall not directly or
                                  -----------------
indirectly own, manage, control, participate in, consult with, assist, render services for, or in any manner engage in any business competing with, or otherwise substantially similar to, the businesses of the Coinmach Group as

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such businesses exist, or are in process on the date of the termination of
Executive's employment, (i) within the geographical area included in the 50-mile radius around each location of a customer of the Coinmach Group or any similar business which, to the knowledge of Executive, a member of the Coinmach Group is actively considering acquiring at the time of Executive's termination or has actively considered acquiring in the last twelve months or (ii) within any State in the United States or any Province in Canada in which Executive has spent a significant amount of time on behalf of the Coinmach Group at any time during the twelve-month period prior to the date of Executive's termination. The restrictions of this Section 3(a) shall not apply to Executive's ownership interests in not more than three laundromats at any one time.

          (b) Nonsolicitation.  During the Noncompete Period, Executive shall
              ---------------
not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Coinmach Group to leave the employ of the Coinmach Group, or in any way interfere with the relationship between the Coinmach Group and any employee thereof, (ii) offer employment to or hire any person who was an employee of the Coinmach Group at any time during the one-year period prior to the termination of the Employment Period, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Coinmach Group to cease doing business with the Coinmach Group, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Coinmach Group.

          (c) Enforcement.  If, at the time of enforcement of Sections 2 or 3 of
              -----------
this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope and geographical area reasonable under such circumstances shall be substituted for the stated period, scope and area and that the court shall be allowed to reduce the restrictions contained herein to cover the maximum duration, scope and area permitted by law.

          (d) Submission to Jurisdiction.  Each of the parties (i) submits to
              --------------------------
the jurisdiction of any state or federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard or determined in any such court, and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court.
Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Each party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law.

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          4.  Definitions.
              -----------

          "Affiliate" of any particular person or entity means any other person
           ---------
or entity controlling, controlled by or under common control with such particular person or entity.

          "Cause" means (i) a material breach of any agreement with the Company,
           -----
its subsidiaries, affiliates or corporate parent or its stockholders by Executive (after notice and reasonable opportunity to cure), (ii) a breach of Executive's duty of loyalty to the Company or any of its subsidiaries, affiliates or corporate parent or any act of dishonesty, gross negligence, willful misconduct or fraud with respect to the Company or any of its subsidiaries, affiliates or corporate parent or any of their respective stock holders, customers or suppliers, (iii) the commission by Executive of a felony, a crime involving moral turpitude or other act or omission tending to cause harm to the standing and reputation of, or otherwise bring public disgrace or disrepute to, the Company or any of its subsidiaries, affiliates or corporate parent, (iv) Executive's continued failure or refusal to perform any material duty to the Company or any of its subsidiaries, affiliates or corporate parent which is normally attached to his position (after notice and reasonable opportunity to cure), or (v) Executive's gross negligence or willful misconduct in performing those duties which are normally attached to his position (after notice and reasonable opportunity to cure). For purposes of this Agreement, "Executive's duty of loyalty to the Company or any of its subsidiaries, affiliates or corporate parent" shall include Executive's fiduciary obligation to place the interests of the Company and its subsidiaries, affiliates or corporate parent ahead of his personal interests and thereby not knowingly profit personally at the expense of the Company or any of its subsidiaries, affiliates or corporate parent, and shall also include specifically the affirma-tive obligation to disclose promptly to the Board any known conflicts of interest Executive may have with respect to the Company and its subsidiaries, affiliates or corporate parent, and the negative obligations not to usurp corporate opportunities of the Company or any of its subsidiaries, affiliates or corporate parent, not to engage in any "conflict-of-interest" transactions with the Company or its subsidiaries, affiliates or corporate parent (without the approval of the Board), and not to compete directly with the Company or its subsidiaries, affiliates or corporate parent (without the approval of the Board).

          "Subsidiary" means, with respect to any person, any corporation,
           ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or

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controlled, directly or indirectly, by any person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a person or persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such person or persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

          5.  Notices.  Any notice provided for in this Agreement must be in
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writing and must be either personally delivered, mailed by first class mail
(postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to each person at the address set forth below:

          If to the Company:
          -----------------

                Coinmach Corporation
                55 Lumber Road
                Roslyn, New York  11576
                Attention: Chief Executive Officer

          With a copy (which will constitute notice to
          --------------------------------------------
          the Company) to:
          ---------------

                Anderson Kill & Olick, P.C.
                1251 Avenue of the Americas
                New York, New York  10020
                Attention:  Ronald S. Brody, Esq.

          If to Executive:
          ---------------

                John E. Denson
                c/o Coinmach Corporation
                55 Lumber Road
                Roslyn, New York  11576

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          6.  General Provisions.
              ------------------

          (a) Severability.  Whenever possible, each provision of this Agreement
              ------------
will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such

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invalid, illegal or unenforceable provision had never been contained herein.

          (b) Complete Agreement.  This Agreement, those documents expressly
              ------------------
referred to herein and other documents of even date herewith (i) embody the complete agreement and understanding among the parties, (ii) supersede and preempt any prior summaries of terms and conditions, understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, and (iii) terminate and cancel any employment, severance, stock option, bonus or other employee benefit, loan, tax or other indemnity agreement (except for that certain Agreement of Resignation and Release of Trustee, dated October 1, 1994) among Executive and his Affiliates, on one hand, and the Company and its Affiliates, on the other hand.

          (c) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (d) Successors and Assigns.  Except as otherwise provided herein, this
              ----------------------
Agreement shall bind Executive and the Company and their respective successors and permitted assigns and inure to the benefit of and be enforceable by Executive and the Company and their respective successors and permitted assigns. This Agreement will not be assignable by Executive, but will be freely assignable by the Company and will inure to the benefit of its successors and assigns.

          (e) CHOICE OF LAW.  THE CORPORATE LAW OF THE STATE OF DELAWARE WILL
              -------------
GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERN ING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (f) Remedies.  Each of the parties to this Agreement will be entitled
              --------
to enforce its rights under this Agreement, specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement, and, except as otherwise provided in Section 3(d), that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

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          (g) Amendment and Waiver.  Except as otherwise expressly provided
              --------------------
herein, the provisions of this Agreement may be amended or modified only by written agreement of the Company and Executive. No other course of dealing between the parties or third-party beneficiaries hereof or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders.

          (h) Survival of Representations and Warranties.  All representations
              ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by Executive or on his behalf or by the Company or on its behalf.

          (i) Business Days.  If any time period for giving notice or taking
              -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the State of New York, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (j) Descriptive Headings; Interpretation.  The descriptive headings
              ------------------------------------
of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.


                            [SIGNATURE PAGE FOLLOWS]

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                     COINMACH CORPORATION


                                          /s/ ROBERT M. DOYLE
                                     By:  __________________________
                                     Name:  Robert M. Doyle
                                     Title:  Senior Vice President


                                     EXECUTIVE


                                     /s/ JOHN E. DENSON
                                     ____________________________
                                     John E. Denson

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